QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 14, 2003
Date of Report
(Date of Earliest Event Reported)

TRANSMONTAIGNE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11763	06-1052062
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 Seventeenth Street, Suite 2750, Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

(303) 626-8200
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial statements.

        Not applicable

(b)
Pro forma financial information.

        Not applicable

(c)
Exhibits.

Exhibit Number	Description
99.1	TransMontaigne Inc. earnings press release dated May 14, 2003.

Item 9. Regulation FD Disclosure.

        On May 14, 2003, TransMontaigne Inc. announced its consolidated financial results for its third fiscal quarter ended March 31, 2003. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit. The information in this current report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

        The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE INC.
Dated: May 14, 2003	By:	/s/ RANDALL J. LARSON Randall J. Larson Executive Vice President

Exhibit Index

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number	Description
99.1	TransMontaigne Inc. earnings press release dated May 14, 2003.

QuickLinks

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
Signature
Exhibit Index